Exhibit 4.29

Power of Attorney

We, 58 Co., Ltd., a limited liability company organized and existing under the laws of the PRC, and a holder of 91.8% of the entire registered capital in Tianjin 58 Daojia Home Services Co., Ltd. ("Domestic Company") as of the date when the Power of Attorney is executed, hereby irrevocably authorize Beijing 58 Daojia Information Technology Co., Ltd. ("WFOE") to exercise the following rights relating to all equity interests held by us now and in the future (“Our Shareholding”) during the term of this Power of Attorney:

WFOE is hereby authorized to act on our behalf as our exclusive agent and attorney with respect to all matters concerning Our Shareholding, including without limitation to: 1) attend shareholders' meetings of Domestic Company; 2) exercise all the shareholder's rights and shareholder's voting rights we are entitled to under the laws of China and Domestic Company's Articles of Association, including but not limited to the sale or transfer or pledge or disposition of Our Shareholding in part or in whole; and 3) designate and appoint on our behalf the legal representative, the directors, supervisors, the chief executive officer and other senior management members of Domestic Company.

Without limiting the generality of the powers granted hereunder, WFOE shall have the power and authority to, on our behalf, execute all the documents we shall sign as stipulated in Exclusive Option Agreement entered into by and among we, WFOE and Domestic Company on August 5, 2015 and the Equity Pledge Agreement entered into by and among we, WFOE and Domestic Company on August 5, 2015 (including any modification, amendment and restatement thereto, collectively the “Transaction Documents”), and perform the terms of the Transaction Documents.

All the actions associated with Our Shareholding conducted by WFOE shall be deemed as our own actions, and all the documents related to Our Shareholding executed by WFOE shall be deemed to be executed by me. We hereby acknowledge and ratify those actions and/or documents by WFOE.

WFOE is entitled to re-authorize or assign its rights related to the aforesaid matters to any other person or entity at its own discretion and without giving prior notice to us or obtaining our consent. If required by PRC laws, WFOE shall designate a PRC citizen to exercise the aforementioned rights.

This Power of Attorney is coupled with an interest and shall be irrevocable and continuously valid from the date of execution of this Power of Attorney, so long as we are a shareholder of Domestic Company.

During the term of this Power of Attorney, we hereby waive all the rights associated with Our Shareholding, which have been authorized to WFOE through this Power of Attorney, and shall not exercise such rights by myself.

This Power of Attorney is written in Chinese and English; in case there is any conflict between the Chinese version and the English version, the Chinese version shall prevail.

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58 Co., Ltd.

By:	/s/ Jinbo Yao
Name:	Jinbo Yao
Title:	Legal Representative

August 5, 2015

Accepted by:

Beijing 58 Daojia Information Technology Co., Ltd.

By:	/s/ Jinbo Yao
Name:	Jinbo Yao
Title:	Legal Representative

Acknowledged by:

Tianjin 58 Daojia Home Services Co., Ltd.

By:	/s/ Jinbo Yao
Name:	Jinbo Yao
Title:	Legal Representative

2

Power of Attorney

I, Jinbo Yao, a Chinese citizen with Chinese Identification Card No.:          , and a holder of 1.4% of the entire registered capital in Tianjin 58 Daojia Home Services Co., Ltd. ("Domestic Company") as of the date when the Power of Attorney is executed, hereby irrevocably authorize Beijing 58 Daojia Information Technology Co., Ltd. ("WFOE") to exercise the following rights relating to all equity interests held by me now and in the future (“My Shareholding”) during the term of this Power of Attorney:

WFOE is hereby authorized to act on behalf of myself as my exclusive agent and attorney with respect to all matters concerning My Shareholding, including without limitation to: 1) attend shareholders' meetings of Domestic Company; 2) exercise all the shareholder's rights and shareholder's voting rights I am entitled to under the laws of China and Domestic Company's Articles of Association, including but not limited to the sale or transfer or pledge or disposition of My Shareholding in part or in whole; and 3) designate and appoint on behalf of myself the legal representative, the directors, supervisors, the chief executive officer and other senior management members of Domestic Company.

Without limiting the generality of the powers granted hereunder, WFOE shall have the power and authority to, on behalf of myself, execute all the documents I shall sign as stipulated in Exclusive Option Agreement entered into by and among I, WFOE and Domestic Company on August 5, 2015 and the Equity Pledge Agreement entered into by and among I, WFOE and Domestic Company on August 5, 2015 (including any modification, amendment and restatement thereto, collectively the “Transaction Documents”), and perform the terms of the Transaction Documents.

All the actions associated with My Shareholding conducted by WFOE shall be deemed as my own actions, and all the documents related to My Shareholding executed by WFOE shall be deemed to be executed by me. I hereby acknowledge and ratify those actions and/or documents by WFOE.

WFOE is entitled to re-authorize or assign its rights related to the aforesaid matters to any other person or entity at its own discretion and without giving prior notice to me or obtaining my consent. If required by PRC laws, WFOE shall designate a PRC citizen to exercise the aforementioned rights.

This Power of Attorney is coupled with an interest and shall be irrevocable and continuously valid from the date of execution of this Power of Attorney, so long as I am a shareholder of Domestic Company.

During the term of this Power of Attorney, I hereby waive all the rights associated with My Shareholding, which have been authorized to WFOE through this Power of Attorney, and shall not exercise such rights by myself.

This Power of Attorney is written in Chinese and English; in case there is any conflict between the Chinese version and the English version, the Chinese version shall prevail.

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Jinbo Yao

By:	/s/ Jinbo Yao

August 5, 2015

Accepted by:

Beijing 58 Daojia Information Technology Co., Ltd.

By:	/s/ Jinbo Yao
Name:	Jinbo Yao
Title:	Legal Representative

Acknowledged by:

Tianjin 58 Daojia Home Services Co., Ltd.

By:	/s/ Jinbo Yao
Name:	Jinbo Yao
Title:	Legal Representative

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Power of Attorney

I, Ou Bai, a Chinese citizen with Chinese Identification Card No.:          , and a holder of 2.3% of the entire registered capital in Tianjin 58 Daojia Home Services Co., Ltd. ("Domestic Company") as of the date when the Power of Attorney is executed, hereby irrevocably authorize Beijing 58 Daojia Information Technology Co., Ltd. ("WFOE") to exercise the following rights relating to all equity interests held by me now and in the future (“My Shareholding”) during the term of this Power of Attorney:

WFOE is hereby authorized to act on behalf of myself as my exclusive agent and attorney with respect to all matters concerning My Shareholding, including without limitation to: 1) attend shareholders' meetings of Domestic Company; 2) exercise all the shareholder's rights and shareholder's voting rights I am entitled to under the laws of China and Domestic Company's Articles of Association, including but not limited to the sale or transfer or pledge or disposition of My Shareholding in part or in whole; and 3) designate and appoint on behalf of myself the legal representative, the directors, supervisors, the chief executive officer and other senior management members of Domestic Company.

Without limiting the generality of the powers granted hereunder, WFOE shall have the power and authority to, on behalf of myself, execute all the documents I shall sign as stipulated in Exclusive Option Agreement entered into by and among I, WFOE and Domestic Company on August 5, 2015 and the Equity Pledge Agreement entered into by and among I, WFOE and Domestic Company on August 5, 2015 (including any modification, amendment and restatement thereto, collectively the “Transaction Documents”), and perform the terms of the Transaction Documents.

All the actions associated with My Shareholding conducted by WFOE shall be deemed as my own actions, and all the documents related to My Shareholding executed by WFOE shall be deemed to be executed by me. I hereby acknowledge and ratify those actions and/or documents by WFOE.

WFOE is entitled to re-authorize or assign its rights related to the aforesaid matters to any other person or entity at its own discretion and without giving prior notice to me or obtaining my consent. If required by PRC laws, WFOE shall designate a PRC citizen to exercise the aforementioned rights.

This Power of Attorney is coupled with an interest and shall be irrevocable and continuously valid from the date of execution of this Power of Attorney, so long as I am a shareholder of Domestic Company.

During the term of this Power of Attorney, I hereby waive all the rights associated with My Shareholding, which have been authorized to WFOE through this Power of Attorney, and shall not exercise such rights by myself.

This Power of Attorney is written in Chinese and English; in case there is any conflict between the Chinese version and the English version, the Chinese version shall prevail.

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Ou Bai

By:	/s/ Ou Bai

August 5, 2015

Accepted by:

Beijing 58 Daojia Information Technology Co., Ltd.

By:	/s/ Jinbo Yao
Name:	Jinbo Yao
Title:	Legal Representative

Acknowledged by:

Tianjin 58 Daojia Home Services Co., Ltd.

By:	/s/ Jinbo Yao
Name:	Jinbo Yao
Title:	Legal Representative

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Power of Attorney

I, Xiaohua Chen, a Chinese citizen with Chinese Identification Card No.:          , and a holder of 4.5% of the entire registered capital in Tianjin 58 Daojia Home Services Co., Ltd. ("Domestic Company") as of the date when the Power of Attorney is executed, hereby irrevocably authorize Beijing 58 Daojia Information Technology Co., Ltd. ("WFOE") to exercise the following rights relating to all equity interests held by me now and in the future (“My Shareholding”) during the term of this Power of Attorney:

WFOE is hereby authorized to act on behalf of myself as my exclusive agent and attorney with respect to all matters concerning My Shareholding, including without limitation to: 1) attend shareholders' meetings of Domestic Company; 2) exercise all the shareholder's rights and shareholder's voting rights I am entitled to under the laws of China and Domestic Company's Articles of Association, including but not limited to the sale or transfer or pledge or disposition of My Shareholding in part or in whole; and 3) designate and appoint on behalf of myself the legal representative, the directors, supervisors, the chief executive officer and other senior management members of Domestic Company.

Without limiting the generality of the powers granted hereunder, WFOE shall have the power and authority to, on behalf of myself, execute all the documents I shall sign as stipulated in Exclusive Option Agreement entered into by and among I, WFOE and Domestic Company on August 5, 2015 and the Equity Pledge Agreement entered into by and among I, WFOE and Domestic Company on August 5, 2015 (including any modification, amendment and restatement thereto, collectively the “Transaction Documents”), and perform the terms of the Transaction Documents.

All the actions associated with My Shareholding conducted by WFOE shall be deemed as my own actions, and all the documents related to My Shareholding executed by WFOE shall be deemed to be executed by me. I hereby acknowledge and ratify those actions and/or documents by WFOE.

WFOE is entitled to re-authorize or assign its rights related to the aforesaid matters to any other person or entity at its own discretion and without giving prior notice to me or obtaining my consent. If required by PRC laws, WFOE shall designate a PRC citizen to exercise the aforementioned rights.

This Power of Attorney is coupled with an interest and shall be irrevocable and continuously valid from the date of execution of this Power of Attorney, so long as I am a shareholder of Domestic Company.

During the term of this Power of Attorney, I hereby waive all the rights associated with My Shareholding, which have been authorized to WFOE through this Power of Attorney, and shall not exercise such rights by myself.

This Power of Attorney is written in Chinese and English; in case there is any conflict between the Chinese version and the English version, the Chinese version shall prevail.

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Xiaohua Chen

By:	/s/ Xiaohua Chen

August 5, 2015

Accepted by:

Beijing 58 Daojia Information Technology Co., Ltd.

By:	/s/ Jinbo Yao
Name:	Jinbo Yao
Title:	Legal Representative

Acknowledged by:

Tianjin 58 Daojia Home Services Co., Ltd.

By:	/s/ Jinbo Yao
Name:	Jinbo Yao
Title:	Legal Representative

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